Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 75,246,683.81
Previously Paid Amount	0.00
Total Fee Amount	10,391.57
Total Offset Amount	2,378.84
Net Fee	$ 8,012.73
Final Prospectus	false